UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Item 8.01	Other Events.

On March 30, 2011, Generex Biotechnology Corporation (the “Company” or “Generex”) held a press conference at the NASDAQ Marketsite in New York City and issued a press release to unveil management’s strategic development plan for the Company's future growth, including the proposed slate of directors and a proposal for a reverse stock split to be voted upon by the Company’s stockholders at the Annual Meeting of Stockholders to be held on June 8, 2011.  The Company also announced the details for accessing a conference call, scheduled for Wednesday, March 30, 2011 at 4:30 p.m. Eastern Time, to discuss the Company’s strategic development plan along with the current status of its various clinical and regulatory initiatives.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release issued by Generex Biotechnology Corporation dated March 30, 2011

Important Information for Investors and Stockholders

This Form 8-K release relates to the proposed slate of directors and a proposed reverse stock split that will become the subject of a preliminary proxy statement to be filed by Generex with the Securities and Exchange Commission (SEC).  This Form 8-K is not a substitute for the preliminary proxy statement that Generex will file with the SEC or any other document that Generex may file with the SEC or may send to its stockholders in connection with the proposed action.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ELECTION OF DIRECTORS AND THE PROPOSED REVERSE STOCK SPLIT.  All documents, when filed by Generex, will be available free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Generex and its respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Generex.  A list of the names of those directors and executive officers and descriptions of their interests in Generex will be contained in the preliminary proxy statement which will be filed by Generex with the SEC.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed action by reading the preliminary proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: March 30, 2011	/s/ Mark A. Fletcher
President and Chief Executive Officer (principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Generex Biotechnology Corporation dated March 30, 2011